UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): July 17, 2006

REAL MEX RESTAURANTS, INC.

(Exact name of registrant as specified in its chapter)

California	333-116310	13-4012902
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5660 Katella Avenue	90630
Suite 100	(Zip Code)
Cypress, CA
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562)-346-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 12, 2006, Brian Friedman resigned from the Board of Directors of Real Mex Restaurants, Inc. and its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 17, 2006	REAL MEX RESTAURANTS, INC. (Registrant)
	By:	/s/ Frederick F. Wolfe
Frederick F. Wolfe, President & Chief Executive Officer